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                         CENTRAL SECURITIES CORPORATION

                                   ----------

                         INTERIM REPORT TO STOCKHOLDERS

                            AS OF SEPTEMBER 30, 2000

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

To the Stockholders of

  CENTRAL SECURITIES CORPORATION:

      Financial data for the quarter ended September 30, 2000 prepared by management without audit by independent auditors and other pertinent information are submitted herewith.

      Comparative market values of net assets are as follows:

                                 Sept. 30, 2000   June 30, 2000    Dec. 31, 1999
                                 --------------   -------------    -------------
Net assets ..................     $683,777,340     $671,107,396     $590,655,679

Net assets per share
  of Common Stock ...........            40.59            39.84            35.05

    Shares of Common
      Stock outstanding .....       16,844,197       16,844,197       16,850,745

      Comparative operating results are as follows:

                                                 Nine months ended September 30,
                                                 -------------------------------
                                                     2000              1999
                                                     ----              ----
Net investment income .......................    $  4,574,288     $  3,946,813

    Per share of Common Stock ...............             .27*             .23*

Net realized gain on sale of investments ....      62,506,022       31,582,633

Increase (decrease) in net unrealized
  appreciation of investments ...............      34,670,911       (3,185,175)

Increase in net assets resulting
  from operations ...........................     101,751,221       32,344,271

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*     Per-share   data  are  based  on  the  average  number  of  Common  shares outstanding during the nine-month period and in 1999 are after recognition of the dividend requirement on the Convertible Preference Stock, which was redeemed on August 1, 1999.

      In the quarter ended September 30, 2000 the Corporation did not repurchase any of its Common Stock. However, it may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of stockholders.

      Stockholders' inquiries are welcome.

                                       CENTRAL SECURITIES CORPORATION

                                          WILMOT H. KIDD, President

375 Park Avenue
New York, NY 10152
October 25, 2000


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

                          PRINCIPAL PORTFOLIO CHANGES*
                          July 1 to September 30, 2000
                    (Common Stock unless specified otherwise)

                                                                     Number of Shares
                                                         -----------------------------------------
                                                                                         Held
                                                                                     September 30,
                                                         Purchased          Sold         2000
                                                         ---------          ----     -------------
American Management Systems, Inc. ....................     245,000                     1,220,000
Analog Devices, Inc. .................................                     20,000        790,000
ArvinMeritor, Inc. ...................................     502,500(a)                    502,500
Broadwing Inc. .......................................      15,783                       900,000
Church & Dwight Co., Inc. ............................                     20,000        450,000
Conoco Inc. Class A ..................................                    100,000           --
Flextronics International Ltd. .......................                     25,000        725,000
Fort James Corporation ...............................                    100,000           --
Gartner Group, Inc. Class A ..........................                     40,000        160,000
Impath, Inc. .........................................     250,000(b)      50,000(c)     450,000
Intel Corporation ....................................     655,000(b)      10,000(c)   1,300,000
JLG Industries, Inc. .................................                    200,000           --
MGI Pharma, Inc. .....................................                     70,000           --
MSC Industrial Direct Company Class A ................                     60,000        140,000
Motorola, Inc. .......................................     100,000                       100,000
Nextel Communications, Inc. Class A ..................                     40,000        240,000
PolyOne Corporation ..................................   1,100,000(d)                  1,100,000
ProBusiness Services, Inc. ...........................      40,000                       160,000
The Reynolds and Reynolds Company Class A ............                     55,000        500,000
Southeast Publishing Ventures Inc. Ser. A Pfd.........                      5,000           --
SunGard Data Systems Inc. ............................      10,000                       310,000
Unisys Corporation ...................................   1,000,000                     2,000,000

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*     Excludes  stocks  listed under  "Miscellaneous  -- Other  investments"  at
      6/30/00.
(a) Received in exchange for 670,000 shares of Common Stock of Meritor Automotive, Inc. in a merger.
(b)   Stock split.
(c)   Post-split.
(d) Of which 1,000,000 were received in exchange for 1,000,000 shares of Common Stock of M.A. Hanna Company in a merger.


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

                               BOARD OF DIRECTORS

DONALD G. CALDER                                       DUDLEY D. JOHNSON
   President                                              President
   G. L. Ohrstrom & Co., Inc.                             Young & Franklin Inc.
   New York, NY                                           Liverpool, NY

JAY R. INGLIS                                          WILMOT H. KIDD
   Executive Vice President                               President
   Holt Corporation
   New York, NY

                              C. CARTER WALKER, JR.
                                 Washington, CT

                                    OFFICERS

                WILMOT H. KIDD, President
                CHARLES N. EDGERTON, Vice President and Treasurer
                KAREN E. RILEY, Secretary

                                     OFFICE

                       375 Park Avenue, New York, NY 10152
                                  212-688-3011
                            www.centralsecurities.com

                CUSTODIAN

                   UMB Bank, N.A.
                      P.O. Box 419226, Kansas City, MO 64141-6226

                TRANSFER AGENT AND REGISTRAR

                   EquiServe, First Chicago Trust Division
                      P. O. Box 2500, Jersey City, NJ 07303-2500

                INDEPENDENT AUDITORS

                   KPMG LLP
                      345 Park Avenue, New York, NY 10154


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